BLACKROCK BALANCED CAPITAL FUND, INC.
(the “Fund”)

Supplement dated May 8, 2012
to the Statement of Additional Information dated January 27, 2012

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information (“SAI”):

The chart listing investments and investment strategies in the section entitled “I. Investment Objectives and Policies” is supplemented as follows:

Commodity-Linked Derivative Instruments and Hybrid Instruments	X
Qualifying Hybrid Instruments	X
Hybrid Instruments Without Principal Protection	X
Limitations on Leverage	X
Counterparty Risk	X

The section entitled “I. Investment Objectives and Policies” is amended to add the following:

Investments in the Subsidiary. The Fund’s primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Total Return Portfolio formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Total Return Portfolio may invest up to 25% of its total assets in the shares of its wholly owned and controlled Subsidiary. Investments in the Subsidiary are expected to provide the Fund, through its investment in the Total Return Portfolio, with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and recent Internal Revenue Service (the “IRS”) revenue rulings, as discussed below. The Subsidiary is advised by the Manager. The Subsidiary (unlike the Fund and the Total Return Portfolio) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund and the Total Return Portfolio, including the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund and the Master LLC. The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors, which is comprised of Paul L. Audet and Henry Gabbay, each a member of the Board of Directors of the Fund (the “Board”). The Total Return Portfolio is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.

The Subsidiary invests primarily in commodity-related instruments. Although the Total Return Portfolio may enter into these commodity-related instruments directly, the Total Return Portfolio will likely gain exposure to these commodity-related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Total Return Portfolio’s investment in the Subsidiary will likely increase. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions.

The Manager manages the assets of the Subsidiary, but receives no additional compensation for doing so. BlackRock also provides certain administrative services for the Subsidiary, but receives no additional compensation for doing so. The Subsidiary will also enter into separate contracts for the provision of advisory, sub-advisory, custody, transfer agency, and accounting agent services with the same or with affiliates of the same service providers that provide those services to the Fund.

The financial statements of the Subsidiary will be consolidated with the Total Return Portfolio’s financial statements in the Fund’s Annual and Semi-Annual Reports. The Fund’s Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Fund’s Annual Report are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.

The Subsidiary is not registered under the Investment Company Act, and, unless otherwise noted in the Fund’s prospectus or this Statement of Additional Information, is not subject to all the investor protections of the Investment Company Act. However, the Total Return Portfolio wholly owns and controls the Subsidiary, and the Total Return Portfolio and the Subsidiary are both managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund and the Total Return Portfolio, including the Total Return Portfolio’s investment in the Subsidiary, and the Total Return Portfolio’s role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund and the Master LLC. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund, the Total Return Portfolio and/or the Subsidiary to operate as described in the Fund’s prospectus and this Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Fund, as a “regulated investment company” under the tax rules, is, through the Total Return Portfolio, required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a regulated investment company in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. However, in a series of private letter rulings, the IRS has indicated that income derived by a regulated investment company from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes, other commodity-linked investments and fixed income securities serving as collateral for the contracts would constitute qualifying income. The Fund and the Total Return Portfolio intends to request a private letter ruling from the IRS confirming that income derived from the Total Return Portfolio’s investment in the Subsidiary will constitute qualifying income to the Fund. The IRS has indicated that the granting of private letter rulings, like the one to be requested by the Fund and the Total Return Portfolio, is currently suspended, pending further internal discussion. As a result, there can be no assurance that the IRS will grant the private letter ruling request. If the IRS does not grant the private letter ruling request, there is a risk that the IRS could assert that the annual net profit realized by the Subsidiary and imputed for income tax purposes to the Fund, through the Total Return Portfolio, will not be considered “qualifying income” for purposes of the Fund remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Total Return Portfolio and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will distribute net investment income, if any, and net realized capital gain, if any, at least annually, on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Total Return Portfolio during the taxable year.

The section entitled “II. Investment Restrictions” is amended to add the following:

The Subsidiary will follow the Fund’s and the Total Return Portfolio’s fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

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The section entitled “IV. Management and Advisory Arrangements” is amended to add the following:

Organization and Management of Wholly-Owned Subsidiary

The Total Return Portfolio intends to gain exposure to commodity markets by investing up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-related instruments.

The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary’s affairs are overseen by a board of directors, which is comprised of Paul L. Audet and Henry Gabbay, each a member of the Board.

The Manager provides investment management and administrative services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing it with investment advisory or administrative services. However, the Total Return Portfolio pays the Manager based on the Total Return Portfolio’s assets, including the assets invested in the Subsidiary. The Subsidiary entered into contracts for the provision of advisory, sub-advisory, custody, and audit services with the same service providers that provide those services to the Fund and the Total Return Portfolio.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund and the Master LLC. As a result, the Manager, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund and the Total Return Portfolio, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund’s and the Master LLC’s Chief Compliance Officer oversees implementation of the Subsidiary’s policies and procedures, and makes periodic reports to the Board regarding the Subsidiary’s compliance with its policies and procedures. The Fund, Total Return Portfolio, and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund and the Total Return Portfolio.

The section entitled “VI. Computation of Offering Price Per Share” is amended to add the following:

The Subsidiary is subject to the same valuation policies as the Fund and the Total Return Portfolio as described in “Pricing of Shares” in Part II of this Statement of Additional Information. The Total Return Portfolio’s investment in the Subsidiary is valued based on the value of the Subsidiary’s portfolio investments. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures used by the Fund and the Total Return Portfolio, which require, among other things, that each of the Subsidiary’s portfolio investments be marked-to-market (that is, the value on the Subsidiary’s books changes) each business day to reflect changes in the market value of the investment.

The section entitled “VII. Portfolio Transactions and Brokerage” is amended to add the following:

The Subsidiary follows the same brokerage practices as does the Fund and the Total Return Portfolio.

Shareholders should retain this Supplement for future reference.

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SAI-BC-0512SUP